UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

LIPOCINE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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April 27, 2018

Dear Stockholder:

You are cordially invited to attend Lipocine Inc.’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 13, 2018. The meeting will be held at Lipocine’s offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108 at 10:00 a.m. Mountain Daylight Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to access the proxy materials and vote via the Internet in accordance with the “notice and access” letter you will receive, or if you request paper copies of the proxy materials by mail, complete, sign, date and promptly return the proxy card. Returning your completed proxy card or voting via the Internet will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Mahesh V. Patel, Ph.D.
President, Chief Executive Officer and
Chairman of the Board of Directors

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 13, 2018

TO THE STOCKHOLDERS OF LIPOCINE INC.:

On behalf of the Board of Directors of Lipocine Inc., a Delaware corporation (“Lipocine”), Lipocine is pleased to deliver the accompanying proxy statement in connection with the annual meeting of stockholders of Lipocine (“Annual Meeting”) which will be held on June 13, 2018, at 10:00 a.m. Mountain Daylight Time, at the offices of Lipocine, located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	To elect the five (5) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of Lipocine for the year ended December 31, 2018;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers;

5.	To approve an amendment and restatement of our Second Amended and Restated 2014 Stock and Incentive Plan to increase the authorized number of shares of common stock of the Company issuable under all awards granted under such plan from 2,471,906 to 3,221,906; and

6.	To conduct any other business properly brought before the 2018 Annual Meeting and any adjournment or postponement thereof.

The proposals are described in more detail in this Proxy Statement, which Lipocine encourages you to read carefully and in its entirety before voting.

This year, we are again using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 4, 2018, we will mail to stockholders holding shares in “street name” a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access our proxy statement and our Annual Report for the fiscal year ended December 31, 2017, or Annual Report, online and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our Annual Report.

The close of business on April 16, 2018 has been fixed as the record date for determining those holders of Lipocine common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to access the proxy materials and vote via the Internet in accordance with the Notice you will receive, or if you request paper copies of the proxy materials by mail, sign, date and promptly return the proxy card. To ensure that all your shares are voted, please vote once for each Notice or proxy card you receive.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 13, 2018: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2017 are available at http://ir.lipocine.com/annuals-proxies.cfm.

Sincerely,

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

Salt Lake City, Utah

April 27, 2018

YOUR VOTE IS VERY IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, WE URGE YOU TO VOTE USING INTERNET VOTING OR IF YOU REQUEST TO RECEIVE THESE PROXY MATERIALS BY MAIL, BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

LIPOCINE INC.

675 Arapeen Drive, Suite 202

Salt Lake City, Utah

(801) 994-7383

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Lipocine Inc., a Delaware corporation, to be used at its 2018 Annual Meeting of Stockholders (the “Annual Meeting”), and which will be held at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m. Mountain Daylight Time on June 13, 2018, and at any adjournments or postponements thereof. Directions to the Annual Meeting may be obtained by calling (801) 994-7383, for stockholders who plan to attend the Annual Meeting in person.

This year, we are again providing access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “Notice and Access” rules. On or about May 4, 2018, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2017 (the “Annual Report”) and how to vote via the Internet and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Stockholders who owned Lipocine Inc. common stock at the close of business on April 16, 2018 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 21,264,539 shares of common stock outstanding and approximately 106 shareholders of record according to information provided by our transfer agent.

We will provide, without charge, a copy of our Annual Report on Form 10-K to each stockholder of record as of the Record Date that requests according to the instructions included in the Notice. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit.

References to the “Company,” “Lipocine,” “our,” “us” or “we” mean Lipocine Inc.

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ANNUAL MEETING OF STOCKHOLDERS

We have sent you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote at our 2018 Annual Meeting of Stockholders to be held on Wednesday, June 13, 2018 (the “Annual Meeting”), at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, at 10:00 a.m., Mountain Daylight Time, and at any adjournments or postponements thereof.

•	This Proxy Statement summarizes information about the proposals to be considered at the Meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

This year, we are again providing access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “Notice and Access” rules. On or about May 4, 2018, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report for the fiscal year ended December 31, 2017 (the “Annual Report”) and how to vote via the Internet and e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Information About the Annual Meeting

Why am I receiving these materials?

The purposes of the Annual Meeting are:

1.	To elect the five (5) directors to our Board of Directors, to serve until the next annual meeting and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of Lipocine for the year ended December 31, 2018;

3.	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers;

5.	To approve an amendment and restatement of our Second Amended and Restated 2014 Stock and Incentive Plan to increase the authorized number of shares of common stock of the Company issuable under all awards granted under such plan from 2,471,906 to 3,221,906; and

6.	To conduct any other business properly brought before the 2018 Annual Meeting and any adjournment or postponement thereof.

The Board may also ask you to participate in the transaction of any other business that is properly brought before the 2018 Annual Meeting in accordance with the provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws (“Bylaws”).

You are receiving this Proxy Statement as a stockholder of the Company as of April 16, 2018, the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the 2018 Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

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THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1, FOR PROPOSAL NOS. 2, 3 AND 5 AND FOR ONE YEAR ON PROPOSAL NO. 4.

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, on Wednesday, June 13, 2018.

Where is the Annual Meeting?

The Annual Meeting will be held at our offices at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Annual Meeting.

What is “Notice and Access” and why did Lipocine use it?

We are making the proxy solicitation materials available to stockholders electronically via the Internet under the Notice and Access rules and regulations of the Securities and Exchange Commission, or SEC. On or about May 4, 2018, we mailed to stockholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our stockholders on or about April 27, 2018. The Notice includes information on how to access and review the proxy materials and how to vote via the Internet. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We believe this method of delivery will decrease costs, expedite distribution of proxy materials to you and reduce our environmental impact. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our Annual Meeting. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Stockholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. The presence at the Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all stockholders are entitled to cast as of the Record Date will constitute a quorum. Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of calculating whether a quorum is present. On the Record Date, there were 21,264,539 shares of our common stock outstanding.

What are the recommendations of the Board?

Unless you instruct otherwise on your proxy card, via the Internet or in person at the Annual Meeting, the persons named as proxy holders will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth below.

1.	FOR the election of each Board nominee;

2.	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2018;

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3.	FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	ONE YEAR (an annual vote) for the frequency of the advisory vote to approve the compensation of our named executives; and

5.	FOR the approval of an amendment and restatement of the Company’s Second Amended and Restated 2014 Stock and Incentive Plan.

The proxy holders will vote in their own discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

Information About Voting

Who can vote at the Annual Meeting?

All stockholders of record at the close of business on the Record Date, April 16, 2018, are entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

What are the voting rights of the holders of the common stock?

Holders of our common stock will vote on all matters to be acted upon by the stockholders at the Annual Meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the Annual Meeting.

How do I vote?

You may attend the Annual Meeting and vote in person. Alternatively, you may vote your shares over the Internet by following the Internet voting instructions in the Notice. If you request to receive a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your Proxy Card and returning it to us on or prior to June 12, 2018 (proxy cards received after June 12, 2018 (i.e., on or after the Annual Meeting date) will not be counted). Please note that by casting your vote by proxy you are authorizing the individuals named as proxy holders to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

If you want to vote in person at the Annual Meeting and you hold shares of our common stock in street name, you should follow the instructions in the Notice or your broker should give you instructions for voting your shares. In these cases, you may vote by Internet or mail, as applicable. You may vote your shares beneficially held through your broker in person if you attend the Annual Meeting and you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.

Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Lipocine and its stockholders.

What happens if I do not vote my shares?

If you are a stockholder of record and you do not vote by proxy card, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

If you hold shares of our common stock in street name and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the New York Stock Exchange, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 3, 4 and 5. We believe that Proposal 2 — ratification of our auditor — is a routine matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

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Can I change my vote after I vote via the Internet or return my proxy card?

Yes. Even after you have voted over the Internet or submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of Lipocine. You may also change your vote at any time before the proxy is exercised by either casting a new vote over the Internet or sending a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy. For information regarding how to vote in person, see “How do I vote?” above.

What vote is required to approve each proposal?

Proposal No. 1, the election of five directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, meaning that the nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected, provided a quorum is present in person or by proxy. As a result, the five director nominees receiving the most “for” votes at the Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2, 3 and 5 will be decided by the affirmative vote of the majority of the stock that are present and represented and entitled to vote at the Annual Meeting.

Proposal No. 4 will be decided by the vote of a plurality of the shares of common stock represented and entitled to vote at the Annual Meeting. Thus, the choice receiving the highest number of votes will be considered the frequency recommended by stockholders.

A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal No. 2, 3 and 5 and for “One Year (annual vote)”, “Two Years (biennial vote)” or “Three Years (triennial vote)” on Proposal No. 4.

What is a broker non-vote?

A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans and the approval of an amendment to a company’s certificate of incorporation.  Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business.

Who can help answer my other questions?

If you have more questions about the Annual Meeting or require assistance in submitting your proxy or voting your shares, please contact Morgan R. Brown, our corporate secretary, at 1-801-519-4090 or by email at mb@lipocine.com. If your broker, dealer, commercial bank, trust company or other nominee holds your shares, you should also call your broker, dealer, commercial bank, trust company or other nominee for additional information.

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of Lipocine, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of Lipocine common stock you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

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Methods of Voting

You may vote over the Internet, by mail or in person at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet.  You may vote your shares over the internet by following the Internet voting instructions in the Notice. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 12, 2018.  Internet voting is available 24 hours a day.  If you vote via the Internet, you do not need to return a proxy card.

Voting by Mail.  If you request to receive a printed copy of the proxy materials from us by mail, you may vote by mail by completing, signing and dating your proxy card and returning it to us on or prior to June 12, 2018 (proxy cards received after June 12, 2018 (i.e., on or after the Annual Meeting date) will not be counted). Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

•	enter a new vote over the Internet or by signing and returning a replacement proxy card;

•	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108; or

•	attend the Annual Meeting and vote in person.

 Quorum and Voting Requirements

Stockholders of record at the close of business on April 16, 2018, are entitled to receive notice and vote at the meeting. On the Record Date, there were 21,264,539 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on the Record Date on all matters to be voted on at the meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

(1)	For Proposal No. 1 a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	Proposal Nos. 2, 3 and 5 will be decided by the affirmative vote of the majority of the stock that are present and represented and entitled to vote at the Annual Meeting. A stockholder may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3 and 5; and

(3)	Proposal No. 4 will be decided by the vote of a plurality of the shares of common stock represented and entitled to vote at the Annual Meeting. A stockholder may vote for “One Year (annual vote)”, “Two Years (biennial vote)” or “Three Years (triennial vote)” on Proposal No. 4.

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Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposals 1 and 4, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the vote. With regard to Proposals 2, 3 and 5, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a vote is properly cast via the Internet or proxy card, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this Proxy Statement unless the authority to vote for such directors is withheld (Proposal No. 1);

(2)	“for” the ratification of the Audit Committee's appointment of KPMG LLP as our independent registered accounting firm for the year ending December 31, 2018 (Proposal No. 2);

(3)	“for” the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation” (Proposal No. 3);

(4)	“One Year (annual vote)” on the frequency of the advisory vote to approve the compensation of our named executive officers (Proposal No. 4);

(5)	“for” the approval of the amendment and restatement of the Company’s Second Amended and Restated 2014 Stock and Incentive Plan (Proposal No. 5); and

(6)	at the discretion of your proxy holder, on any other matter that may be properly brought before the meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Householding of Proxy Materials

We are sending only one Notice to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate Notice in the future, you may telephone our Corporate Secretary at (801) 519-4090, by email at mb@lipocine.com or write to Morgan Brown at Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. If you are receiving multiple copies of the Notice, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by e-mail and mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 13, 2018: The notice of annual meeting of stockholders, this proxy statement, and our annual report on Form 10-K for 2017 are available at http://ir.lipocine.com/annuals-proxies.cfm.

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PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview

There are currently five members of our Board. The terms of all of our directors are scheduled to expire at the 2018 Annual Meeting of Stockholders, at which time all five of the incumbents will stand for re-election. The five director nominees, if elected, will serve a one-year term until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

•	Dr. Mahesh V. Patel

•	Dr. Stephen A. Hill

•	Jeffrey A. Fink

•	John W. Higuchi

•	Dr. Richard Dana Ono

Nominees

Information with respect to the number of shares of common stock beneficially owned by each director as of March 15, 2018 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management”. The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

Our directors and their ages as of March 31, 2018, are as follows:

Name	Age	Position(s)	Director Since
Dr. Mahesh V. Patel, Ph.D.*	61	President, Chief Executive Officer and Chairman of the Board of Directors	1997
Dr. Stephen A. Hill, M.A., F.R.C.S.*+†	59	Director	2014
Mr. Jeffrey A. Fink*+	60	Director	2014
John W. Higuchi, M.B.A.*	50	Director	2003
Dr. Richard Dana Ono, Ph.D.*+†	63	Director	2014

*	Nominee for election to Board
+	Member of the Audit Committee
†	Member of the Compensation Committee

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Business Experience of Nominees

Mahesh V. Patel, Ph.D. has served as our President and Chief Executive Officer since 1997, as a member of our Board of Directors since 1997 and currently serves as the Chairman of our Board of Directors. Dr. Patel has more than 27 years of experience in strategic planning, technology assessment/development, technical management and product research and development in the area of drug discovery support, drug delivery and product line extensions. Prior to co-founding Lipocine in 1997, he led drug delivery research and development at Pharmacia and Upjohn. Dr. Patel received a B.Pharm from Karnataka University in India, a M.S. in Physical Pharmacy at the University of Cincinnati and a Ph.D. in Pharmaceutics from the University of Utah. We believe Dr. Patel’s dual role as an executive officer and director gives him unique insights into the day-to-day operations of our company and our strategic planning and clinical development.

Dr. Stephen A. Hill, M.A., F.R.C.S. has served as a member of our Board of Directors since January 2014 and has been a member of the Board and Chief Executive Officer of Faraday Pharmaceuticals since August 2015. From December 2012 until its merger with Catalyst Biosciences in August 2015, Dr. Hill was President and CEO of Targacept, Inc., a Nasdaq listed biotechnology company. From May 2012 to November 2012, Dr. Hill served as president and chief executive officer of QUE Oncology, a start-up biotechnology company, and, from March 2011 to December 2011, he served as president and chief executive officer of 21st Century Biodefense, a biodefense company. From April 2008 until its acquisition in December 2010, he served as president and chief executive officer of Solvay Pharmaceuticals, Inc., a pharmaceutical company. Prior to Solvay, he served as president, chief executive officer and director of ArQule, Inc., a biotech company, from April 1999 to March 2008. Dr. Hill is a member of the Board of Directors of the publicly-traded companies Cellectar Biosciences and Catalyst Biosciences. Dr. Hill is a Fellow of the Royal College of Surgeons of England and holds his scientific and medical degrees from St. Catherine's College at Oxford University.  We believe Dr. Hill brings to the Board extensive experience across a broad range of senior management positions with both pharmaceutical and biotechnology companies.

Jeffrey A. Fink has served as a member of our Board of Directors since January 2014 and has over 20 years of finance and strategy experience within the life science and healthcare industry. Mr. Fink is currently the managing director of Gambel Oaks Advisors, LLC, a strategic and financial advisory firm dedicated to the life sciences and allied industries, where he has worked since 2010. Mr. Fink spent over twenty years in the investment banking industry advising life science clients in the U.S. and Europe on the full range of financing and strategic advisory assignments. He was head of Healthcare Investment Banking for Robert W. Baird & Co. in Chicago until he retired in 2007, and prior to that was a partner in the Healthcare Group at Dresdner Kleinwort Wasserstein (the successor firm to Wasserstein Perella) and head of Mergers and Acquisitions for Prudential Vector Healthcare, a dedicated biotechnology and life sciences investment bank. Mr. Fink is a member of the Board of Directors of Progenitor Inc. and Navigen Inc., both privately held life science companies based in Salt Lake City, Utah. Mr. Fink received a BA in Economics, cum laude, from Kalamazoo College and holds an MBA in finance, with distinction, from the University of Michigan. We believe that Mr. Fink’s knowledge of accounting and finance and his extensive experience in the life science industry will greatly benefit the Board.

John W. Higuchi, M.B.A. has served as a member of our Board of Directors since 2003. Since 2003, Mr. Higuchi has served as President and Chief Executive Officer of Aciont Inc., an ocular therapeutics company. From 1997 to 2003, Mr. Higuchi served as our Vice President of Business Development and Corporate Treasurer. Mr. Higuchi also has worked for the American Chemical Society. Mr. Higuchi received a B.S. in Chemistry from Hope College and an M.B.A. and Master of Science in Information Systems from The George Washington University. We believe that Mr. Higuchi’s business development and management experience in the therapeutics industry, together with his significant knowledge of our company obtained while serving as a director of our company, will greatly benefit our Board of Directors.

Dr. Richard Dana Ono, Ph.D. has served as a director of the Company since January 2014 and brings 30 years of experience managing public and private life science companies. Throughout his career, he has been engaged in strategic planning, product management, technology acquisition, and commercial development for multiple early stage life science companies and has been involved in a number of key advances for the industry. Dr. Ono has founded several biotech companies in the U.S., including IntraImmune Therapies, Inc., a biotechnology company which he sold to Abgenix, Inc. (now Amgen), along with several successful early stage biotech companies in the Boston area. Currently, he is an executive-in-residence to several U.S. universities where he is involved in the creation of new commercial opportunities.  Additionally, Dr. Ono serves as a member of the Board of Directors of Hedgepath Pharmaceuticals, Inc. We believe that Dr. Ono’s extensive experience with life science companies at each phase of development will greatly benefit the Board of Directors.

9

Currently, directors are elected on an annual basis. The term of each director’s service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote “FOR” the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted “FOR” the election of each of these director nominees.

10

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined by resolution of the Board. Our Board has fixed the number of directors at five. Our Board currently consists of five members.

Our common stock is listed on The NASDAQ Capital Market and we comply with The NASDAQ Capital Market’s listing standards on determining the independence of directors. Under these standards, an independent director means a person other than an executive officer or one of our employees or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has nominated Dr. Mahesh V. Patel, Dr. Stephen A. Hill, Mr. Jeffrey A. Fink, Dr. Richard Dana Ono and Mr. John W. Higuchi for election at the Annual Meeting. Dr. Hill is currently serving as the Lead Independent Director and Mr. Fink and Dr. Ono are also serving as independent directors. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based upon the position and direction of the Company and the membership of the Board.

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the governance structure. The Board believes this provides an efficient leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment of corporate strategy.

The Board has instituted the Lead Independent Director position to provide an additional measure of balance, ensure the Board’s independence and enhance its ability to fulfill its management oversight responsibilities. Dr. Stephen A. Hill currently serves as the Lead Independent Director. The Lead Independent Director:

•	presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;

•	frequently consults with the Chairman and CEO about strategic policies;

•	provides the Chairman and CEO with input regarding Board meetings;

•	serves as a liaison between the Chairman and CEO and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

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No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Board Role in Risk Oversight

Our Board of Directors is responsible for overseeing the Company’s management of risk.  The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders.  The Board of Directors understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management.  To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk.  Our Board of Directors maintains an active dialogue with management about existing risk management processes and how management identifies, assesses, and manages the Company’s most significant risk exposures.  Our Board expects frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.

Our Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees.  Our Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.  Our Compensation Committee helps the Board to identify the Company’s exposure to any risks potentially created by our compensation programs and practices.   Each of these committees is required to make regular reports of its actions and any recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function.

Committees of the Board of Directors

The Board has established an Audit Committee and a Compensation Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.lipocine.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. The Board does not have a Nominating Committee or other committee of the Board that performs similar functions.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

Our Audit Committee consists of Mr. Fink, Dr. Hill and Dr. Ono with Mr. Fink serving as the Audit Committee Chairman. The Board has determined that all members of our Audit Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board and that Mr. Fink qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission. During the fiscal year ended December 31, 2017, the Audit Committee held five meetings.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee currently administers our Second Amended and Restated 2014 Stock and Incentive Plan. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate. The Compensation Committee is entitled, at its discretion, to engage a compensation consultant to advise the Compensation Committee. Dr. Patel makes recommendations to the Compensation Committee regarding the compensation of the other executive officers.

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Our Compensation Committee consists of Drs. Hill and Ono with Dr. Hill serving as the Compensation Committee Chairman. The Board has determined that all members of our Compensation Committee are independent under the rules of the Securities and Exchange Commission, The NASDAQ Stock Market Rules and the standards adopted by our Board. During the fiscal year ended December 31, 2017, the Compensation Committee held one meeting.

Nominating Committee Functions. Given the relatively small size of our Board of Directors and the desire to involve the entire Board of Directors in nominating decisions, we have elected not to have a separate Nominating Committee. Since we do not have a Nominating Committee, our independent directors, which constitute a majority of the Board of Directors, determine the director nominees and recommend the director nominees to the Board of Directors, after which all of the members of the Board of Directors participate in the consideration of director nominees. Our Board of Directors may employ a variety of methods for identifying and evaluating director nominees. If vacancies are anticipated or arise, our Board of Directors considers various potential candidates which may come to our attention through current board members, professional search firms, stockholders or other persons. These candidates may be evaluated by our Board of Directors at any time during the year.

In evaluating a director candidate, our Board of Directors will review his or her qualifications including capability, availability to serve, conflicts of interest, general understanding of business, understanding of the Company’s business and technology, educational and professional background, personal accomplishment and other relevant factors. Our Board of Directors has not established any specific qualification standards for director nominees and we do not have a formal diversity policy relating to the identification and evaluation of nominees for director, although from time to time the Board of Directors may identify certain skills or attributes as being particularly desirable to help meet specific needs that have arisen. Our Board of Directors may also interview prospective nominees in person or by telephone. After completing this evaluation, the Board of Directors will determine the nominees.

The Board has not adopted a formal process for considering director candidates who may be recommended by stockholders.  However, our policy is to give due consideration to any and all such candidates.  A stockholder may submit a recommendation for director candidates to us at our corporate offices, to the attention of Morgan R. Brown.  While have paid fees to third-party search firms in the past to assist us in identifying potential nominees, we did not use any such search firms in 2017.

Board Meetings and Attendance at Annual Meetings

The Board held a total of five meetings during 2017. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board held during 2017 and the total number of meetings of all committees of the Board on which that director served during the periods of such service. Although we do not have a formal policy regarding attendance by directors at our annual meeting, we encourage directors to attend. We held our annual meeting of stockholders for the 2016 fiscal year on June 13, 2017 and one of our directors was in attendance.

Codes of Ethics and Business Conduct

We have adopted a corporate Code of Ethics and Business Conduct, which may be viewed on our website at www.lipocine.com. The Code of Ethics and Business Conduct applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o Lipocine Inc., Attention: Corporate Secretary, Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. All communications will be relayed to the addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2017. Please refer to our website at www.lipocine.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

13

DIRECTOR COMPENSATION

The following table provides information regarding compensation of non-employee directors who served during 2017. In 2017, each non-employee director received an annual retainer of $35,000; members of the Audit Committee received an additional $5,000 for such service and members of the Compensation Committee received an additional $5,000 for such service. Also in 2017, the Chair of the Audit Committee received $16,500, the Chair of the Compensation Committee received $10,000 and the Lead Independent Director received $25,000. Finally, we reimbursed our directors for reasonable travel expenses incurred in attending the meetings of the Board of Directors during 2017. In January 2017, directors received a restricted stock unit award consistent with those awarded to NEO’s in order to align director and NEO incentives. Restricted stock unit awards varied among directors and were recommended by the President, Chief Executive Officer and Chairman of the Board of Directors based on each individual director’s involvement on the board, including committee participation. Twenty-five percent of each restricted stock unit award vested on December 29, 2017 and the remaining seventy-five percent of each award vests on the FDA approval of TLANDO™. The restricted stock unit award was not in lieu of the annual director stock option award of 10,000 shares of common stock that is typically granted post director election at the annual shareholder meeting. However, the directors elected to defer the 2017 stock option grant with the directors reevaluating this award in 2018. Each new director will receive an initial stock option grant to purchase 10,000 shares of common stock of the Company at an exercise price per share equal to the closing price of our common stock on the date of grant.

Director Compensation for 2017

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Option Awards ($)	Other Compensation ($)	Total ($)
Jeffrey A. Fink (1)	51,500	27,075	-	-	78,575
John W. Higuchi (2)	35,000	18,050	-	-	53,050
Dr. Stephen A. Hill (3)	75,000	36,100	-	-	111,100
Dr. R. Dana Ono (4)	45,000	25,270	-	-	70,270

(1)	As of December 31, 2017, Mr. Fink had 40,000 option awards outstanding and 5,625 restricted stock units outstanding.

(2)	As of December 31, 2017, Mr. Higuchi had 211,490 option awards outstanding and 3,750 restricted stock units outstanding.

(3)	As of December 31, 2017, Dr. Hill had 40,000 option awards outstanding and 7,500 restricted stock units outstanding.

(4)	As of December 31, 2017, Dr. Ono had 40,000 option awards outstanding and 5,250 restricted stock units outstanding.

(5)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value of restricted stock units in accordance with ASC Topic 718 computed by multiplying the closing stock price on the grant date by the number of restricted stock units awarded.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee has engaged the registered public accounting firm of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018. KPMG LLP audited our financial statements beginning in the year ended December 31, 2013 through the year ended December 31, 2017. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of KPMG LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to the Company by KPMG for fiscal years ended December 31, 2017 and 2016:

	2017	2016

Audit fees	$448,256	$285,536

Audit-related fees	-	-

Tax fees	-	-

All other fees	-	-

Total audit and tax fees	$448,256	$285,536

Audit fees consist of KPMG's fees for services related to their audits of our annual financial statements, audit of effectiveness of internal control over financial reporting, their review of financial statements included in our quarterly reports on SEC Form 10-Q, their review of SEC filed registration statements, and fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as the issuance of consents and comfort letters.

Audit-related fees consist of fees for assurance related services by KPMG that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not considered "audit fees." We did not incur any fees under this category in 2017 or 2016.

Tax fees consist of advisory services consisting primarily of tax advice rendered by KPMG. We did not incur any fees under this category in 2017 or 2016.

All other fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services, if any. We did not incur any fees under this category in 2017 or 2016.

15

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. In 2017, all audit and non-audit services performed by our independent accountants were pre-approved by our Audit Committee to assure that such services did not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by KPMG for non-audit services.

Attendance at Annual Meeting

Representatives from KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018 will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting vote in favor of the proposal.

Recommendation

The Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018.

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed our audited financial statements with our management and has discussed with KPMG LLP the matters required to be discussed by the requirements of the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence from us.

Based on its review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for our fiscal year ended December 31, 2017 be included in our Annual Report on Form 10-K for our fiscal year ended December 31, 2017, which was filed on March 12, 2018.

Members of the Audit Committee

Jeffrey A. Fink

Dr. Stephen A. Hill

Dr. Richard Dana Ono

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PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the “Compensation Discussion and Analysis” and the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2017 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives based on Radford Global Life Science Survey data targeting companies with less than 50 employees, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent. The Compensation Committee will develop a target peer group of pharmaceutical and biopharmaceutical companies of similar size, stage of development and complexity once it become clear that TLANDO will be approved by the FDA.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2017 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the “Compensation Discussion and Analysis”, the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our 2018 Annual Meeting:

“RESOLVED, that the stockholders of Lipocine Inc. (the “ Company ”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2017 Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 15, 2018 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 21,264,539 shares of common stock outstanding as of March 15, 2018. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 15, 2018 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o Lipocine Inc., 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Named Executive Officers
Mahesh V. Patel, Ph.D.(1)	1,359,508	6.2%
Morgan R. Brown, M.B.A.(2)	185,331	*
Gregory Bass(3)	63,403	*
Logan Morse(4)	18,056	*
Nachiappan Chidambaram, Ph.D. (5)	102,472	*
John W. Higuchi, M.B.A.(6)	687,988	3.2%
Stephen A. Hill, M.A., F.R.C.S..(7)	45,250	*
Jeffrey A Fink.(8)	40,937	*
R. Dana Ono, Ph.D.(9)	44,875	*
All executive officers and directors as a group (9 persons)	2,547,820	11.3%
5% Stockholders Not Listed Above
Entities affiliated with Venrock(10)	1,169,921	5.5%

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* Less than 1.0%.

(1)	Includes (i) 637,396 shares Dr. Patel has the right to acquire through the exercise of options within 60 days of March 15, 2018 and (ii) 2,192 shares held by his spouse.

(2)	Includes 161,769 shares Mr. Brown has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(3)	Includes 57,778 shares Mr. Bass has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(4)	Includes 18,056 shares Mr. Morse has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(5)	Includes 97,972 shares Dr. Chidambaram has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(6)	Includes 211,490 shares Mr. Higuchi has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(7)	Includes 40,000 shares Dr. Hill has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(8)	Includes 40,000 shares Mr. Fink has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(9)	Includes 40,000 shares Dr. Ono has the right to acquire through the exercise of options within 60 days of March 15, 2018.

(10)	Includes 661,912 shares held by Venrock Healthcare Capital Partners, L.P., 121,081 shares held by VHCP Co-Investment Holdings, LLC, 275,313 shares owned by Venrock Healthcare Capital Partners II, L.P. and 111,615 shares owned by VHCP Co-Investment Holdings II, LLC. The address for Venrock Healthcare Capital Partners, L.P., VHCP Co-Investment Holdings, LLC, Venrock Healthcare Capital Partners II, L.P. and VHCP Co-Investment Holdings II, LLC is 530 5th Avenue, 22nd Floor, New York, New York 10036. The information regarding the number of shares beneficially owned or deemed to be beneficially owned by Venrock Healthcare Capital Partners, L.P., VHCP Co-Investment Holdings, LLC, Venrock Healthcare Capital Partners II, L.P. and VHCP Co-Investment Holdings II, LLC was taken from a Schedule 13G filed by that entity with the Securities and Exchange commission on February 14, 2018.

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compensation discussion and analysis

Introduction

The Compensation Committee is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives. The Compensation Committee’s complete roles and responsibilities are set forth in a written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, https://www.lipocine.com/assets/001/5009.pdf.

This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices for the year ended December 31, 2017 for our executive officers as well as the two most highly compensated employees that are not executive officers, who are referred to in this Compensation Discussion and Analysis and the subsequent tables as our “Named Executive Officers” or “NEO ”:

•	Mahesh V. Patel, President, Ph.D., Chief Executive Officer and Chairman of the Board of Directors;

•	Morgan R. Brown, M.B.A., Executive Vice President and Chief Financial Officer;

•	Gregory Bass, Executive Vice President and Chief Commercial Officer;

•	Logan Morse, Vice President, Marketing and Sales Operations; and

•	Nachiappan Chidambaram, Vice President, Product Development.

Overview

Executive compensation programs affect all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect executive compensation and incentive programs have on all of our employees.

The employment market for personnel and executives with experience in the biotechnology and pharmaceutical industry in Utah is very competitive because there are limited pharmaceutical, biotechnology and medical device companies in that region and thus limited talent in that region and/or a limited number of potential employees willing to relocate to that region. The majority of our competitors are outside this geographic area and have more resources than we do, which makes it more difficult for us to attract, hire and retain key personnel. As a result, the Compensation Committee must establish compensation packages that will enable the Company to be competitive with the national market.

Given the environment in which we operate, our executive compensation programs are designed to deliver compensation that is competitive and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established corporate goals and align the interests of our executives with our stockholders. We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve corporate goals, create stockholder value and thus we have emphasized company performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team.

Our President, Chief Executive Officer and Chairman of the Board of Directors, who attends most meetings of the Compensation Committee, assists the Compensation Committee in determining the compensation of all other C-level executive officers by, among other things:

•	recommending to the Compensation Committee appropriate base salaries of the other C-level executive officers;

•	establishing corporate objectives and evaluating individual contributions and performance against those objectives; and

•	making recommendations, from time to time, for annual or special stock grants or stock option grants (e.g., for motivational or retention purposes).

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The President, Chief Executive Officer and Chairman of the Board of Directors does not make recommendations to the Compensation Committee on his own compensation. Also, the other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives with the President, Chief Executive Officer and Chairman of the Board of Directors. Final compensation decisions of C-level executive officers are made by the Compensation Committee in executive session. The Compensation Committee does not determine the compensation of non-C-level named executive officers. Compensation decisions on these employees are made by the President, Chief Executive Officer and Chairman of the Board of Directors.

Independent Compensation Consultants

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. For the year ended December 31, 2017, the Compensation Committee did not engage independent compensation consultants.  However, in 2018 the Compensation Committee engaged Aon Hewitt to review the 2018 proxy.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;

•	annual cash bonus plan;

•	equity awards;

•	employment agreements and severance and change-in-control benefits; and

•	perquisites and other benefits.

The Compensation Committee has structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable regulatory requirements.

The Compensation Committee does not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. Instead, the Compensation Committee determines subjectively what it believes to be the appropriate level and mix of the various compensation components that it believes are appropriate to achieve the compensation and corporate objectives described in this discussion.

While the timing of the approvability of TLANDO has been uncertain, the Compensation Committee has determined that the Radford Global Life Science Survey of companies with less than 50 employees is the appropriate benchmark data for the compensation of our NEO’s. While the 50th percentile of the Radford survey is used as a reference point, executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and Company constraints.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives, and to provide a fixed amount of compensation for performing daily responsibilities, and also provide stability and security. When reviewing base salaries for the year ended December 31, 2017, the Compensation Committee considered various data regarding the base salaries of executive officers in comparable positions at other life science companies. Additional factors included, but were not limited to, company size, market capitalization, stage of development of a company’s products and geographic location. The Compensation Committee also considered the individual experience level and actual performance of each executive officer in light of our needs and objectives.

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Base salaries are reviewed at least annually by the Compensation Committee and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements. Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives as well as our combined success in meeting corporate goals, including research and development goals. An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total compensation is in line with our overall compensation philosophy as discussed above.

The following annual base salary amounts of our Named Executive Officers for the year ended December 31, 2017 were determined based on the “Factors for Determining Compensation”, as noted below:

Named Executive Officer	Annual Base Salary ($)
Mahesh V. Patel, Ph.D.	435,000
Morgan R. Brown, M.B.A.	305,000
Gregory Bass	367,290
Logan Morse	292,100
Nachiappan Chidambaram, Ph.D.	216,664

The above annual base salaries for the year ended December 31, 2017 reflect a zero percent (0%) increase for Dr. Patel, Mr. Brown and Dr. Chidambarum as compared with the year ended December 31, 2016. Dr. Patel and Mr. Brown’s annual base salary were approved by the Compensation Committee on December 7, 2016. Mr. Bass was promoted to Executive Vice President and Chief Commercial Officer on February 1, 2017 and his salary was increased by six percent (6%), which was approved by the Compensation Committee. Mr. Morse was hired by the Company on April 3, 2017 with a base salary of $292,100, which was approved by the Compensation Committee.

Annual Cash Bonus Plan

In 2014, the Compensation Committee adopted and approved a formal Annual Cash Bonus Plan (“Bonus Plan”) for its Named Executive Officers for performance for the year ended December 31, 2014 and for each subsequent fiscal year, unless amended, which the Compensation Committee uses to determine the annual bonuses awarded to Named Executive Officers. The Compensation Committee may also make discretionary bonuses outside of the framework of the Bonus Plan, but in general, each participant’s annual cash bonus under the Bonus Plan is determined by multiplying the participant’s annual base salary for the applicable fiscal year by (a) a corporate goal achievement percentage ranging from 0% to 150%, and (b) a target bonus percentage for such participant, generally targeted for the 50th percentile of the Radford Global Life Science Survey data for companies with less than 50 employees, adjusted for individual circumstances.

The Company’s corporate goals are set at or around the beginning of each year by the Compensation Committee, based on recommendations from the Company’s management. At the end of each year, the Compensation Committee determines the extent to which the corporate goals were achieved (expressed as a percentage), in addition to other factors determined by the Compensation Committee. Corporate goals may be modified by the Compensation Committee during the applicable fiscal year based on operational and financial developments.

Following the end of the fiscal year, the Compensation Committee reviews performance relative to each corporate goal and determines the achievement level of each corporate goal, and then calculates an overall aggregate achievement percentage (not to exceed 150%), which takes into consideration the individual weighting attributed to each corporate goal.

The following table sets forth the corporate goals established by the Compensation Committee for the year ended December 31, 2017 and the weighting the Compensation Committee assigned to each corporate goal, and, based on the Compensation Committee’s review of our performance during 2017 relative to the corporate goals, the achievement percentage for each corporate goal and the adjusted weighting based on our performance:

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Goal	Weighting	Achievement	Adjusted Weighting
Target Goals
Dosing Validation clinical study on time and within budget	30%	100%	30%
Dosing Flexibility clinical study on time and within budget	20%	100%	20%
Resubmit NDA for TLANDO within 3 months of top-line results	15%	100%	15%
Complete CMC work and receive FDA feedback on Phase 3 protocol via SPA on LPCN 1107	20%	90%	18%
Have at least $20 million of cash at 12/31/17	15%	100%	15%
Target Goal Total	100%		98%

Stretch Goals
Approvable top-line results from either the DV or DF clinical study	20%	100%	20%
Negotiate and Present to the Board at least one acceptable strategic term sheet for TLANDO	17.5%	0%	0%
Either through a signed licensing agreement or financing be in a position to initiate a Phase 3 study with LPCN 1107 in the first quarter of 2018	12.5%	0%	0%
Stretch Goal Total	50%		20%

Total			118%

As depicted in the above table, the Compensation Committee determined that the aggregate achievement percentage with respect to our corporate goals for the year ended December 31, 2017 was 118%.

The following table sets forth the target bonus percentage, based upon the “Factors for Determining Compensation”, as noted below, of our Named Executive Officers approved by the Compensation Committee for the year ended December 31, 2017 and their respective earned cash bonuses as approved by the Compensation Committee:

Named Executive Officer	2017 Target	2017 Bonus ($)
Mahesh V. Patel, Ph.D.	45%	230,985
Morgan R. Brown, M.B.A.	35%	125,965
Gregory Bass	35%	150,975
Logan Morse	35%	90,478
Nachiappan Chidambaram, Ph.D.	22%	56,246

With respect to the above executive officer bonuses earned for the year ended December 31, 2017, the Compensation Committee determined that such bonuses would be paid on January 5, 2018. Additionally, the target percentages for each executive officer were consistent with prior year target percentages. The maximum bonus each executive officer is eligible to receive is 150% of the corporate bonus. The 2017 bonus is the result of the corporate achievement multiplied by the target percentage and there is no discretion by the Compensation Committee in determining individual executive bonus amounts.

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Equity Awards

Stock Option Awards and Grant Practices. Based on market practice and our objective to align executives’ interest with those of our stockholders, we currently use stock option awards as the primary form of long-term incentive compensation for executives and other employees. Stock option awards only provide value to executives if shareholder value is also created. In the year ended December 31, 2013, the Compensation Committee implemented a policy of a routine annual broad-based grant of stock option awards to our executive officers and other employees, with the grant typically occurring at our December Board of Directors meeting. The grant date of such annual award and of other grants (e.g., for new hires) is either on the date the Compensation Committee approves the grants or on the hire date. In determining the size and types of equity grants to executive officers, the Compensation Committee considers, among other things, comparative industry data, our outstanding shares at the time of grant, the number and type of equity awards granted to such individuals in prior years, the equity available under our long-term incentive plan and desirable run rate and aggregate estimated equity usage in the future, each executive officer’s ownership in our Company, our corporate performance, and each executive officer’s individual performance, role and responsibilities.

The Compensation Committee considers prior year performance, expectations for future achievements, and benchmark data for the Company as a whole and at the individual level, in determining the equity awards. Specifically, equity awards for each executive officer are determined by reference to previous years’ grants, comparisons between executives, reference to total share overhang and annual grant benchmarks as percentage of outstanding shares. The benchmarks are derived from a peer group the Compensation Committee identified in 2014 which has not been updated, pending clarity on the timing of approval of TLANDO, and the belief that such benchmarks do not vary materially from year to year. For the year ended December 31, 2017, our annual broad-based stock option grant was approved by the Compensation Committee on December 6, 2017.

Stock option grant information for the year ended December 31, 2017, is set forth below under “Grants of Plan-Based Awards for the Year Ended December 31, 2017”.

Stock Awards and Stock Units and Award Practices. In addition to stock options, we have in the past used stock awards and stock units, including restricted stock and restricted stock units, as a form of long-term incentive compensation for executives and other employees. Stock awards are shares of common stock that vest in accordance with the terms established by the Compensation Committee. Stock units convert to shares of common stock that vest in accordance with the terms established by the Compensation Committee. Such awards are generally subject to vesting upon the Company’s timely attainment of certain predetermined clinical milestones with specific targeted attainment dates or vest over a specific predetermined period of performance. However, the Compensation Committee, at its discretion, may issue discretionary stock awards that are not subject to any future vesting requirements. There was a discretionary restricted stock unit award grant to our Named Executive Officers, all other employees and all board members during the year ended December 31, 2017 and approved by the Board of Directors on January 26, 2017. The restricted stock unit award was made at the recommendation of the Compensation Committee as a retention tool for employees subsequent to the Company’s receipt of a Complete Response Letter from the U.S. Food and Drug Administration for TLANDO in June 2016 and subsequent corporate restructuring. The vesting of 25% of the restricted stock units occurred on December 29, 2017 with the remaining 75% vesting to occur upon the FDA approval of TLANDO, aligning employee and Director interests to those of the shareholders. The number of restricted stock units was determined at the individual level by reference to each person’s base salary and the face value of proposed restricted stock unit grants to each individual, such that the face value at the time of grant approximated less than 50% of base salary.

Stock unit grant information for the year ended December 31, 2017, is set forth below under “Grants of Plan-Based Awards for the Year Ended December 31, 2017”.

Employment Agreements, Severance and Change-in-Control Benefits

We have employment agreements with all of our Named Executive Officers providing for severance payments and accelerated vesting benefits triggered by various termination events. For a description of these agreements and our potential payment obligations, please see “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” and the related tabular disclosure below.

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When entering into employment agreements which provide for post-termination compensation for our Named Executive Officers, the Compensation Committee considers, among multiple factors, peer company practice, retention needs and consistency of post-termination compensation among our executives. In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protection triggered by a change-in-control allows our executives to assess a potential change-in-control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. We use a “double trigger” with respect to benefits that are to be provided in connection with a change-in-control. A change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause or due to the executive’s death or disability during a specified period before or after a change-in-control. We believe a “double trigger” benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change-in-control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change-in-control that may put their jobs at risk. Further, we believe the severance protection offered under the employment agreements is balanced with the interests of the Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of the Company as a condition to receiving benefits under these agreements. None of the agreements include any tax gross-up payments for “golden parachute” excise taxes. All of the Named Executive Officers are “at will” employees.

Perquisites and Other Benefits

We maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance and a 401(k) plan.

Under the 401(k) plan, Named Executive Officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations. The 401(k) plan requires the Company to match 100% on up to four percent of all employee contributions, subject to certain IRS limitations. Under the 401(k) plan, each participating employee, including Named Executive Officers, is fully vested in his or her contributions to the 401(k) plan and Company contributions to the 401(k) plan fully vest immediately.

In addition, Named Executive Officers are eligible to participate in the same employee benefit plans as all other employees. The cost of health and dental insurance was 72.5% covered by the Company for Named Executive Officers during the year ended December 31, 2017. In addition, all employees, including Named Executive Officers, receive $50,000 in term-life insurance and short-term and long-term disability benefits at no cost to the employee. Also, we pay the insurance premiums on a separate life insurance policy for our President, Chief Executive Officer and Chairman of the Board. We also provide all employees, including Named Executive Officers, the option to make pre-tax payroll deductions up to $2,600 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses. The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Factors for Determining Compensation

Performance. One of the primary objectives of our compensation program is to motivate our Named Executive Officers to achieve our short and long-term strategic goals. These goals are tied to, among other things, the advancement of our product pipeline, the attainment of clinical and regulatory milestones, the development and out-licensing of key technologies and the securing of capital funding.

Market Benchmarks and Competitive Analysis.   We believe that utilizing Radford Global Life Science Survey data for companies with less than 50 employees provides useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, aligns the interests of our executives with those of our stockholders. Factors that we consider when reviewing this survey data include, but were not limited to, company size, market capitalization, stage of development of a company’s products and geographic location.

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The employment market for personnel and executives with experience in the biotechnology and pharmaceutical industry in Utah is very competitive because there are limited pharmaceutical, biotechnology and medical device companies in that region and thus limited talent in that region and/or a limited number of potential employees willing to relocate to that region. The majority of our competitors are outside this geographic area and have more resources than we do, which makes it more difficult for us to attract, hire and retain key personnel. As a result, the Compensation Committee must establish compensation packages that will enable the Company to be competitive with the national market. Our general philosophy and practice is to target each of our executive’s overall compensation to be at approximately the market median based on the Radford Global Life Science Survey with companies with less than 50 employees, subject to adjustment based on individual experience and performance. This benchmarking to survey data indicated that the total direct compensation for our President, Chief Executive Officer and Chairman of the Board of Directors for the year ended December 31, 2017 was at approximately the 60th percentile, the total direct compensation for our Executive Vice President and Chief Financial Officer for the year ended December 31, 2017 was below the 50th percentile, and the total direct compensation of our Executive Vice President and Chief Commercial Officer was above the 90th percentile. The Compensation Committee considered this benchmarking information as one consideration in making the compensation decisions reflected above, primarily to determine whether compensation paid to Named Executive Officers, in light of Company and individual performance, is at, above or below the median of executive compensation among the Company’s peers. The Compensation Committee does not establish the salary for our other two NEO’s.

Compensation Risk

As part of its oversight of our compensation policies, the Compensation Committee considers the incentives created by our executive compensation program and the impact that our compensation policies could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and procedures to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its latest review, the Compensation Committee has concluded that our compensation policies and procedures do not create such risks.

Summary

The Compensation Committee believes the Company’s compensation programs are designed and administered in a manner consistent with its compensation philosophy and objectives. The Compensation Committee monitors these programs in recognition of the dynamic marketplace in which the Company competes for talent. The Compensation Committee intends to continue to emphasize pay-for-performance and equity-based incentive programs that reward executives for actual results and that are consistent with stockholder interests.

EXECUTIVE COMPENSATION

The following table sets forth information regarding our current executive officers as of March 31, 2018:

Name	Age	Position(s)
Mahesh V. Patel, Ph.D.	61	President, Chief Executive Officer and Chairman of the Board of Directors

Morgan R. Brown, M.B.A.	49	Executive Vice President and Chief Financial Officer

Gregory Bass	44	Executive Vice President and Chief Commercial Officer

Logan Morse	48	Vice President, Marketing and Sales Operations

Nachiappan Chidambaram, Ph.D.	49	Vice President, Product Development

Executive Officers

Mahesh V. Patel, Ph.D., is our President, Chief Executive Officer and Chairman of the Board of Directors. Dr. Patel’s biographical information can be found under “Directors” above.

Morgan R. Brown, M.B.A. has served as our Executive Vice President and Chief Financial Officer since September 2013. Mr. Brown served as Executive Vice President and Chief Financial Officer at Innovus Pharmaceuticals, Inc., a pharmaceuticals company, from May 2013 to September 2013. From August 2012 to May 2013, Mr. Brown consulted for Heartware International Inc., a medical device company. From August 2009 to August 2012, Mr. Brown served as Executive Vice President and Chief Financial Officer at World Heart Corporation, a medical device company. From August 2008 to August 2009, Mr. Brown served as Chief Financial Officer and Senior Vice President at Lifetree Clinical Research, a clinical research organization. Previously, Mr. Brown served as Vice President Finance and Treasurer at NPS Pharmaceuticals, Inc., a biotechnology company. Mr. Brown received a B.S. in Accounting from Utah State University and an M.B.A. from the University of Utah.

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Gregory Bass has served as our Executive Vice President and Chief Commercial Officer since February 2017 and has over 20 years of sales, marketing and market access experience in pharma and biotech. Most recently, Mr. Bass was Lipocine’s Vice President of Market Access. Prior to joining Lipocine in 2016, Mr. Bass served as the Vice President of Market Access at Merz Inc. from 2014 to 2016. Previously, he held various commercial leadership roles in market access and marketing at Johnson & Johnson, including Senior Director of Market Access and Group Product Director of Marketing, from 2005 to 2014. Prior to Johnson & Johnson, Mr. Bass spent 7 years at Pfizer Inc. and held multiple positions in sales and sales management. He received his bachelor’s degree in Biology from Brandeis University in Waltham, MA.

Logan Morse has served as our Vice President Sales, Marketing and Operations since April 2017 and has over 20 years of commercial leadership experience in the pharmaceutical and biotech industries. Prior to joining Lipocine in April 2017, Mr. Morse served as the Vice President Commercial Operations at Ethicon at Johnson and Johnson from 2014 to 2017. Previously, he held various commercial leadership roles in sales, marketing and training at Johnson & Johnson from 1999 to 2014. He received his bachelor’s degree in Health and Exercise Science from the Pennsylvania State University in State College, PA.

Nachiappan Chidambaram, Ph.D. has served as our Vice President, Product Development, since July 2014 and has over 18 years of product development experience in pharma and biotech. Prior to being promoted to Vice President, Product Development, Dr. Chidambaram served in various product development leadership roles including Associate Director, Product Development, from 2007 to 2014. Prior to joining Lipocine in 2007, Dr. Chidambaram served as the Group Leader at Banner Pharmacaps from 2000 to 2007. He received his Ph.D. in Pharmaceutics from the University of Connecticut in 2000.

Compensation Summary

The following tables contains information with respect to the compensation for the years ended December 31, 2017, 2016 and 2015 by each individual who acted as our principal executive officer, principal financial officer and our three other most highly compensated executive officers or employees during the year ended December 31, 2017. We refer to the employees identified in this table as our “Named Executive Officers”.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Mahesh V. Patel
President, Chief	2017	435,000	230,985	216,600	363,021	13,016	(3)	1,258,622
Executive Officer and	2016	435,000	7,000	—	1,631,850	12,702	(3)	2,086,552
Chairman of the Board	2015	400,000	184,000	—	—	12,702	(3)	596,702
of Directors
Morgan R. Brown
Executive Vice	2017	305,000	125,965	135,375	181,510	10,800	(4)	758,650
President and Chief	2016	305,000	7,000	—	582,804	10,600	(4)	905,404
Financial Officer	2015	283,000	97,635	—	—	10,600	(4)	391,235
Gregory Bass
Executive Vice	2017	365,558	200,975	135,375	181,510	10,800	(5)	894,218
President and Chief	2016	305,250	72,000	—	444,195	10,600	(5)	832,045
Commercial Officer (8)	2015	—	—	—	—	—		—
Logan Morse
Vice President,	2017	219,075	110,478	—	219,430	7,789	(6)	556,772
Marketing and Sales	2016	—	—	—	—	—		—
Operations (9)	2015	—	—	—	—	—		—
Nachiappan Chidambaram
Vice President,	2017	216,664	56,246	108,300	82,285	8,667	(7)	472,162
Product Development	2016	216,664	7,000	—	304,480	7,944	(7)	536,088
	2015	198,774	40,003	—	—	7,951	(7)	246,728

(1)	The amounts in this column do not reflect compensation actually received nor do they reflect the actual value that will be recognized. Instead, the amounts reflect the aggregate grant date fair value of restricted stock units in accordance with ASC Topic 718, computed by multiplying the closing stock price on the grant date by the number of restricted stock units awarded.

(2)	Reflects the aggregate grant date fair value of stock option awards computed in accordance with ASC Topic 718 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 2 to our audited financial statements for the fiscal year ended December 31, 2017 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2018.

(3)	Includes $2,216, $2,102 and $2,102, respectively, in life insurance premiums we paid on behalf of the executive officer in 2017, 2016 and 2015 and $10,800, $10,600 and $10,600, respectively, in 401(k) plan matching contributions in 2017, 2016 and 2015.

(4)	Includes $10,800, $10,600 and $10,600, respectively, in 401(k) plan matching contributions in 2017, 2016 and 2015.

(5)	Includes $10,800 and $10,600, respectively, in 401(k) plan matching contributions in 2017 and 2016.

(6)	Includes $7,789 in 401(k) plan matching contributions in 2017.

(7)	Includes $8,667, $7,944 and $7,951, respectively, in 401(k) plan matching contributions in 2017, 2016 and 2015.

(8)	Mr. Bass was hired on February 1, 2016 with an annual salary of $330,000 and was subsequently promoted on November 1, 2016, resulting in an increased annual salary of $346,500. Further on February 1, 2017, Mr. Bass was promoted to Executive Vice President and Chief Commercial Officer with an annual salary of $367,290.

(9)	Mr. Morse was hired on April 3, 2017 with an annual salary of $292,100.

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Grants of Plan-Based Awards for the Year Ended December 31, 2017

The following table sets forth certain summary information with respect to non-equity incentive plans and each plan-based award granted during the year ended December 31, 2017 to our Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS FOR THE YEAR ENDED DECEMBER 31, 2017

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock or Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold	Target	Maximum	Units (#) (2)	Options (#) (3)	Awards ($/sh)	Awards ($) (4)
Mahesh V. Patel	—	97,875	195,750	293,625	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	60,000	—	—	216,600
	12/6/2017	—	—	—	—	—	—	—	150,000	3.52	363,021
Morgan R Brown	—	53,375	106,750	160,125	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	37,500	—	—	135,375
	12/6/2017	—	—	—	—	—	—	—	75,000	3.52	181,510
Gregory Bass	—	63,973	127,945	191,918	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	37,500	—	—	135,375
	12/6/2017	—	—	—	—	—	—	—	75,000	3.52	181,510
Logan Morse	—	38,338	76,676	115,014	—	—	—	—	—	—	—
	4/3/2017	—	—	—	—	—	—	—	50,000	3.83	137,145
	12/6/2017	—	—	—	—	—	—	—	34,000	3.52	82,285
Nachiappan Chidambaram	—	23,833	47,666	71,499	—	—	—	—	—	—	—
	1/26/2017	—	—	—	—	—	—	30,000	—	—	108,300
	12/6/2017	—	—	—	—	—	—	—	34,000	3.52	82,285

 ______________

(1)	Represents each Named Executive Officer’s participation in the Company’s Annual Cash Bonus Plan, as adopted by the Compensation Committee in 2014. The amounts shown in the “Target” column reflect a percentage of each Named Executive Officer’s base salary for the year ended December 31, 2017, as specified under the Annual Cash Bonus Plan. The amounts shown in the “Threshold” column are 50% of the respective target amounts and the amounts shown in the “Stretch” column are 150% of the respective target amounts. Additional information regarding the Company’s Annual Cash Bonus Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”. The actual amount of bonus earned by each Named Executive Officer under the Annual Cash Bonus Plan is reflected in the Summary Compensation Table above under the heading, “Non-Equity Incentive Plan Compensation.”

(2)	Restricted stock unit awards referenced in the table above were granted under our 2014 Stock and Incentive Plan and 25% vested on December 31, 2017 with the remaining 75% vesting upon FDA approval of TLANDO.

(3)	Option awards referenced in the table above were granted under our 2014 Stock and Incentive Plan and vest over a three-year period, 1/3 cliff vest one year after grant and the remaining 2/3 vest monthly over the remaining two years.

(4)	The amounts reported in this column reflect the aggregate grant date fair value of equity awards computed in accordance with ASC 718. The assumptions used in determining the grant date fair value of option awards are set forth in Note 2 “Summary of Significant Accounting Policies” in our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 12, 2018.

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Outstanding Equity Awards at Fiscal Year End

The following table presents for each named executive officer, information regarding outstanding stock options and stock awards held as of December 31, 2017.

	Option Awards					Stock Awards
	Number of securities underlying unexercised options exercisable(1)		Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date	Numbers of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested ($)

Mahesh V. Patel, Ph.D.	136,518	(2)	—	2.81	08/12/2023	45,000	154,800
	31,978	(3)	—	2.81	12/16/2023	—	—
	83,421	(4)	—	2.81	07/10/2023	—	—
	10,844	(5)	—	2.81	12/15/2023	—	—
	69,518	(6)	—	2.81	01/31/2023	—	—
	25,000	(7)	—	8.10	12/09/2023	—	—
	105,116	(8)	—	8.43	08/14/2024	—	—
	89,445	(8)	50,555	12.92	01/05/2026	—	—
	46,667	(8)	93,333	3.61	12/07/2026	—	—
	—	(8)	150,000	3.52	12/06/2027	—	—
Morgan R. Brown	50,000	(8)	—	6.00	09/16/2023	28,125	96,750
	15,000	(7)	—	8.10	12/10/2023	—	—
	34,268	(8)	—	8.43	08/14/2024	—	—
	31,945	(8)	18,055	12.92	01/05/2026	—	—
	16,667	(8)	33,333	3.61	12/07/2026	—	—
	—	(8)	75,000	3.52	12/06/2027	—	—
Gregory Bass	33,612	(8)	21,388	9.21	02/01/2026	28,125	96,750
	11,667	(8)	23,333	3.61	12/07/2026	—	—
	—	(8)	75,000	3.52	12/06/2027	—	—
Logan Morse	—	(8)	50,000	3.83	04/03/2027	—	—
	—	(8)	34,000	3.52	12/06/2027	—	—
Nachiappan Chidambaram	13,068	(2)	—	2.81	8/12/2023	22,500	77,400
	2,780	(3)	—	2.81	12/16/2023	—	—
	1,390	(5)	—	2.81	12/15/2023	—	—
	11,122	(6)	—	2.81	01/31/2023	—	—
	5,000	(7)	—	8.10	12/10/2023	—	—
	31,000	(8)	—	8.43	08/14/2024	—	—
	15,973	(8)	9,027	12.92	01/05/2026	—	—
	10,000	(8)	20,000	3.61	12/07/2026	—	—
	—	(8)	34,000	3.52	12/06/2027	—	—

(1)	The options have not been, and may never be, exercised and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	These options replaced all of the executive officer’s prior stock option grants and were fully vested on the date of grant with a ten-year life.

(3)	Vesting of these stock options were originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. The stock options would vest on December 31st of the calendar year in which the specific milestone is accomplished as determined by the Board of Directors or on June 30, 2014, for any milestone accomplished prior to that date in 2014. Any shares that remained unvested as of June 30, 2014, would expire unless extended by our Board of Directors. Based upon milestones achieved in 2011, the Board of Directors determined that for 2011, 10% of such stock options and stock awards had vested as of December 31, 2011. No milestones were achieved in 2012. In January 2013, the vesting of these stock options was modified such that the stock options and stock awards will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for LPCN 1021, or (ii) 50% of the unvested portion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. In addition, the option expiration date was extended to the 10-year anniversary of the date of grant. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for TLANDO.

(4)	This option was fully vested on the date of grant.

(5)	Vesting of this stock option was originally solely subject to the achievement of certain milestones related to the successful development of our product candidates. Based upon milestones achieved in 2012, the Board of Directors determined that for 2012, 30% of such options had vested as of December 31, 2012. In January 2013, the vesting of this stock option was modified such that the stock option will vest as follows: (i) 100% upon first dosing in the pivotal clinical study for TLANDO, or (ii) 50% of the remaining unvested potion on January 31, 2014, and 50% of the remaining unvested portion on January 31, 2015. Vesting of these options occurred on February 10, 2014 which was the date of first dosing in the pivotal clinical study for TLANDO.

(6)	Vesting of the stock option is 1/36th a month over a three-year term.

(7)	Vesting of the stock option is cliff vesting on December 31, 2014.

(8)	Vesting of the stock option is over a three-year term with cliff vesting of one-third with the remaining two thirds vesting at 1/24th a month over the next 24 months.

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Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Numbers of shares acquired on vesting (#) (1)	Value realized on vesting ($)
Mahesh V. Patel, Ph.D.	—	—	15,000	51,600
Morgan R. Brown, M.B.A.	—	—	9,375	32,250
Gregory Bass	—	—	9,375	32,250
Logan Morse	—	—	—	—
Nachiappan Chidambaram, Ph.D.	—	—	7,500	25,800

(1)	Represent vesting of 25% on December 29, 2017 of restricted stock unit grant that was issued on January 26, 2017.

Pay Ratio of Median Total Annual Compensation of all Employees to the Principal Executive Officer

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our President, Chief Executive Officer and Chairman of the Board of Directors to the median of the annual total compensation of our other employees. We determined our median employee based on total compensation (annualized in the case of full- and part-time employees who joined the Company during 2017) of each of our 13 employees (excluding the Chief Executive Officer) as of December 31, 2017. The annual total compensation of our median employee (other than our President, Chief Executive Officer and Chairman of the Board of Directors) for 2017 was $299,612. The annual total compensation of our President, Chief Executive Officer and Chairman of the Board of Directors for 2017 was $1,258,622. Our estimate of the ratio of the annual total compensation of our President, Chief Executive Officer and Chairman of the Board of Directors to the median of the annual total compensation of all other employees was 4.2 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

Executive Employment Agreements and Change-in-Control Arrangements

We entered into employment agreements with the following executive officers: Dr. Mahesh V. Patel, Mr. Morgan Brown and Mr. Gregory Bass. We also entered into an employment offer letter with Mr. Morse. Below is a description of such employment agreements and the offer letter.

Dr. Mahesh V. Patel: We have entered into an Employment Agreement with Dr. Mahesh V. Patel, who has served as our President and Chief Executive Officer since 1997. Under the terms of the Employment Agreement between the Company and Dr. Patel, dated January 7, 2014 (the “Dr. Patel Agreement”), Dr. Patel received an initial base salary of $370,800 per year, which has been subsequently increased by the Board to $439,350 per year and is subject to further adjustment by the Board. Dr. Patel will be eligible to participate in the Company’s cash bonus plan, described in more detail below. In the event Dr. Patel’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Dr. Patel Agreement, Dr. Patel will be entitled to receive, among other severance benefits, up to 104 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

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Mr. Morgan R. Brown: The Company has entered into a Second Amended and Restated Employment Agreement with Mr. Morgan R. Brown, who was appointed Executive Vice President and Chief Financial Officer of the Company in September 2013. Mr. Brown serves as the Company’s principal financial officer and principal accounting officer. Under the terms of the Second Amended and Restated Employment Agreement between the Company and Mr. Brown, dated March 3, 2017 (the “Mr. Brown Agreement”), Mr. Brown received an initial base salary of $305,000 per year, which has been subsequently increased by the Board to $325,000 per year, and is subject to further adjustment by the Board. Mr. Brown is eligible to participate in the Company’s cash bonus plan. In the event Mr. Brown’s employment is terminated without Cause or for Good Reason, as such terms are defined in the Mr. Brown Agreement, Mr. Brown will be entitled to receive among other severance benefits, 52 weeks of severance pay at his then-applicable base salary, full vesting of all outstanding equity awards and, in the case of outstanding options to purchase common stock, extension of the exercise period to at least three years after such termination.

Mr. Gregory Bass: The Company has entered into an Employment Agreement with Mr. Gregory Bass, who was appointed Executive Vice President and Chief Commercial Officer of the Company in February 2017. Under the terms of the Employment Agreement between the Company and Mr. Bass, dated February 1, 2017 (the “Mr. Bass Agreement”), Mr. Bass received an initial base salary of $367,290 per year, which has been subsequently increased by the Board to $370,963 per year, and is subject to further adjustment by the Board. Mr. Bass is eligible to participate in the Company’s cash bonus plan. In the event Mr. Bass’ employment is terminated without Cause or for Good Reason, as such terms are defined in the Mr. Bass Agreement, Mr. Bass will be entitled to receive among other severance benefits, 52 weeks of severance pay at his then-applicable base salary and full vesting of all outstanding equity awards.

Mr. Logan Morse: Under the terms of an Employment Offer Letter between the Company and Mr. Morse, dated March 10, 2017 (the “Mr. Morse Offer”), Mr. Morse received an initial base salary of $292,100 per year and is eligible to participate in the Company’s cash bonus plan. The Mr. Morse Offer also included the provision that in the event Mr. Morse’s employment is terminated by April 2, 2018 without cause, Mr. Morse will be entitled to receive severance benefits of three months of severance pay at his then-applicable base salary. If, however, Mr. Morse’s employment is terminated without cause after April 2, 2018, Mr. Morse will be entitled to receive severance benefits of six months of severance pay at his then-applicable base salary.

Compensation Committee Interlocks and Insider Participation

For the year ended December 31, 2017, none of the members of our Compensation Committee has at any time been an officer or employee of the Company. None of the members of our Compensation Committee has had any relationship with us of the type that is required to be disclosed as a related party transaction under Item 404 of Regulation S-K, except as otherwise disclosed in this proxy statement. In addition, none of our executive officers serves or has served as a member of the Board of Directors, Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Certain Relationships and Related Transactions

Since January 1, 2017, there has not been, nor has there been proposed, any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below.

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

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Spriaso LLC Assignment and Services Agreements

On July 23, 2013, we entered into assignment/license and services agreements with Spriaso LLC, an entity that is majority-owned by Dr. Mahesh V. Patel, Gordhan Patel, John W. Higuchi, Dr. William I. Higuchi, and their affiliates. Dr. Mahesh V. Patel is our President and Chief Executive Officer and Chairman of our Board of Directors. Mr. Higuchi is a member of our Board of Directors and Gordhan Patel and Dr. William I. Higuchi, former Board members, were each a member of our Board of Directors at the date the license and agreements were entered into.

Under the assignment agreement, we assigned and transferred to Spriaso all of our rights, title and interest in our intellectual property for the cough and cold field. In addition, Spriaso was assigned all rights and obligations under our product development agreement with a co-development partner. In exchange, we are entitled to receive a potential cash royalty of 20% of the net proceeds received by Spriaso, up to a maximum of $10 million. Spriaso also granted back to us an exclusive license to such intellectual property to develop products outside of the cough and cold field. The assignment agreement will expire upon the expiration of all of Spriaso’s payment obligations thereunder and the expiration of all of the licensed patents thereunder. Spriaso has the right to terminate the assignment agreement with 30 days written notice. We have the right to terminate the assignment agreement upon the complete liquidation or dissolution of Spriaso, unless the assignment agreement is assigned to an affiliate or successor of Spriaso.

Under the services agreement, we agreed to provide facilities and up to 10% of the services of certain employees to Spriaso for a period of up to 18 months which expired January 23, 2015. Effective January 23, 2015, we entered into an amended services agreement with Spriaso in which we agreed to continue providing up to 10% of the services of certain employees to Spriaso at a rate of $230/hour for a period of six months. Effective July 23, 2015, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2016, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2016, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2017, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective July 23, 2017, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period. Effective January 23, 2018, we entered into an amended services agreement with Spriaso in which we agreed to continue providing services of certain employees for an additional six-month period, however the agreement may be extended upon written agreement of Spriaso and us. Additionally, Spriaso filed its first NDA in 2014, as an affiliated entity of Lipocine, it used up the one-time waiver of user fees for a small business submitting its first human drug application to FDA.

COMPENSATION COMMITTEE REPORT

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Dr. Stephen A. Hill

Dr. Richard Dana Ono

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PROPOSAL NO. 4
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY FREQUENCY VOTE”)

Background

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide their input with regard to the frequency of future non-binding stockholder votes on our executive compensation programs, such as the proposal contained in Proposal No. 3 of this Proxy Statement. In particular, we are asking whether the non-binding vote on executive compensation should occur every year, every two years or every three years.

Summary

Our Board of Directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for Lipocine. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, the Board believes that stockholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement every year. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year.

You may cast your vote by choosing the option of one year, two years or three years or abstain from voting when you vote on the resolution set forth below.

Resolution

“RESOLVED, that the stockholders of the Company determine, on an advisory basis, that the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table, and the related tables and disclosure) is:

•	Choice 1 – one year (recommended by the Board of Directors);
•	Choice 2 – two years;
•	Choice 3 – three years; or
•	Choice 4 – abstain from voting.

Required Vote

A plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding basis, the frequency of a non-binding vote on the compensation of our Named Executive Officers. Thus, the choice receiving the highest number of votes will be considered the frequency recommended by stockholders.

Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

The “say-on-pay” frequency vote is advisory, and therefore not binding on the Company, the Board of Directors or the Compensation Committee. The Board may decide that it is in the best interests of our stockholders and the Company to hold future advisory resolutions to approve named executive officer compensation more or less frequently than the option approved by our stockholders. However, the Board of Directors and the Compensation Committee will consider the outcome of the vote in determining the frequency with which it will hold the non-binding vote on executive compensation.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHOICE OF “ONE YEAR” AS THE FREQUENCY WITH WHICH THE COMPANY SHOULD PROVIDE ITS STOCKHOLDERS WITH THE OPPORTUNITY TO CAST A “SAY-ON-PAY” ADVISORY VOTE WITH RESPECT TO THIS PROPOSAL NO. 4.

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PROPOSAL NO. 5
TO APPROVE AN AMENDMENT AND RESTATEMENT OF OUR SECOND AMENDED AND RESTATED 2014 STOCK AND INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY ISSUABLE UNDER ALL AWARDS GRANTED UNDER SUCH PLAN FROM 2,471,906 TO 3,221,906

Overview

The Board has approved an amendment and restatement of our Second Amended and Restated 2014 Stock and Incentive Plan (the “Plan”) and is submitting this Third Amended and Restated 2014 Stock and Incentive Plan t to the Company’s stockholders for their approval. The Board believes that the remaining number of shares of common stock of the Company authorized for issuance under the Plan is not sufficient for future granting needs. Accordingly, the proposed amendment and restatement of the Plan increases the number of shares of common stock of the Company authorized for issuance under all awards under the Plan from 2,471,906 to 3,221,906 shares. The Board believes that these additional shares would result in an adequate number of shares of common stock of the Company being available for grant under the Plan.

As of March 31, 2018, there were 1,828,549 shares of common stock of the Company subject to outstanding awards under the Plan and 554,910 shares were available for issuance under the Plan. The outstanding options had a weighted average exercise price of $6.54.

Our directors and executive officers have an interest in the amendment and restatement of the Plan because they are eligible for awards under the Plan.

The Board believes that the Plan is vital to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Certain provisions of the Plan are summarized below. A copy of the Plan is attached to this proxy statement as Appendix I and is incorporated herein by reference. The following summary of the material terms of the Plan does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the complete copy of the Plan in Appendix I. Because this summary may not contain all of the information that is important to you, you should review the Proxy Statement, including Appendix I, before deciding how to vote.

Summary of the Plan

The Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock, restricted stock units, stock appreciation rights (SARs), dividend equivalents and performance awards to employees, officers, consultants, advisors, non-employee directors and independent contractors designated by the Compensation Committee (the “Committee”) of the Board of Directors. Under the Plan, the maximum number of shares of common stock which may be issued, subject to adjustment as described below, is 3,221,906 shares of common stock, which includes 271,906 shares that have been rolled over from our 2011 Equity Compensation Plan, as amended. In addition, any shares subject to outstanding awards under our 2011 Equity Compensation Plan that, after April 15, 2018, are forfeited or reacquired by the Company due to termination or cancellation of such awards shall also be permitted to be granted under the Plan. For stock options and SARs, the aggregate number of shares with respect to which such awards are exercisable, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. If awards under the Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.

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No employee will be eligible to receive performance awards denominated in shares of common stock for more than an aggregate of 400,000 shares of common stock during any calendar year, subject to adjustment as described below. The aggregate amount payable pursuant to performance awards denominated in cash to any one participant in any calendar year is limited to $2,000,000 in value, whether payable in cash, common stock or other property. Directors who are not also employees of the Company may not be granted awards in the aggregate for more than 30,000 shares per year of the common stock available for awards under the Plan, subject to adjustment under the express terms of the Plan.

Administration

The Plan will be administered by the Committee. The Board of Directors will fill vacancies on and from time to time may remove or add members to the Committee, and the Committee will be so constituted to permit awards granted under the Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and to permit grants of performance-based compensation under the plan to comply with Section 162(m) of the Code, or any other statutory rule or regulatory requirements, unless otherwise determined by the Board of Directors.

Subject to the express provisions of the Plan, the Committee has authority to administer and interpret the Plan, including the authority to determine who is eligible to participate in the Plan and to whom and when awards are granted under the Plan, to grant awards, to determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the Plan, and to make other determinations deemed necessary or advisable for the administration of the Plan. Also, subject to the requirements of Delaware General Corporation Law and any limitations under applicable stock exchange rules, the Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the Plan. These delegated officers shall not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act or Code Section 162(m).

Eligibility

Participants under the Plan are limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company, or any person to whom an offer of employment or engagement with the Company is extended. In determining to whom awards will be granted and the nature of such each award, the Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, deems relevant. We estimate that approximately 18 persons are currently eligible to participate in the Plan, which includes 9 employees, 5 named-executive officers and 4 non-employee directors.

General Terms and Conditions of Awards

Nonqualified Stock Options

The Committee may grant nonqualified stock options under the Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. The term “fair market value” means either (a) if the common stock is listed on any established stock exchange, the closing price for the common stock on the date of grant or (b) if the common stock is not listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted on the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on the date of grant. The exercise price of an option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company shares of common stock or by a reduction in the number of shares issuable pursuant to such option. Every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

During the lifetime of a participant, except as otherwise may be provided by the Committee in its discretion, options granted to that participant under the Plan generally will be nontransferable and exercisable only by the participant. A participant will have the right to transfer any options granted to such participant upon such participant’s death either by the terms of such participant’s will or under the laws of descent and distribution.

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Incentive Stock Options

The Committee may grant incentive stock options under the Plan which meet the requirements of section 422 of the Code. Under the Plan, the aggregate fair market value, determined at the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The committee may grant SARs under the Plan. Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the Plan will be determined by the Committee and will be equal to or greater than the closing market price of a share of common stock on the date of grant of the SAR, provided, however, that if the SAR being granted is in substitution for a SAR previously granted by an entity that is acquired by or merged with the Company, the grant value of such SAR may be lower than the closing market price of a share of common stock on the date of grant of the SAR. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

Restricted Stock and Restricted Stock Units

The Committee may grant restricted stock or restricted stock units under the Plan. Restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

Any restricted stock granted under the Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate. In the case of restricted stock units, no common stock shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive common stock, such common stock shall be issued and delivered to the holder of the restricted stock units.

Except as otherwise determined by the Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee, but the Committee may not (i) grant dividend equivalents in connection with options or SARs and (ii) pay a dividend equivalent with respect to an award prior to the date on which all condition or restrictions on such award have been satisfied, waived or lapsed.

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Performance Awards

The Committee may grant performance awards under the Plan. Each performance award will confer upon the participant the opportunity to earn future payments tied to the achievement of one or more performance criteria during such performance periods as the Committee shall establish.

The Plan authorizes the grant of performance awards pursuant to which a participant may become entitled to receive an amount payable in cash, stock, other securities, other awards, other property or a combination thereof on satisfaction of such performance criteria as are specified by the Committee. For purposes of qualifying performance awards as “performance-based” compensation under Section 162(m) of the Code, the Committee may set performance criteria based upon the business measurements described below under “Qualifying Performance Criteria.” Subject to the express provisions of the Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any performance awards, including the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and such further terms and conditions, in each case not inconsistent with the Plan, as the Committee may determine from time to time.

Qualifying Performance Criteria

Section 162(m) of the Code generally does not allow a publicly held company to obtain a tax deduction for compensation of more than $1 million paid in any year to its chief executive officer or its three highest paid executive officers excluding the chief financial officer unless such payments are “performance-based” as defined in that section. One of the requirements for compensation to be “performance-based” under Section 162(m) is that the Company must obtain stockholder approval of the material terms of the qualifying performance criteria for such compensation. The material terms which the stockholders approve constitute the framework within which the actual performance criteria are set by the Committee.

Accordingly, to enable us to receive tax deductions for compensation earned by our chief executive officer and other executive officers under grants of performance-based awards under the Plan, the Board of Directors is requesting stockholder approval of the material terms of the qualifying performance criteria for those types of awards.

Subject to stockholder approval, the qualifying performance criteria will be any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case a specified by the Committee in the award:

•	Economic value added

•	Sales or revenue

•	Costs or expenses

•	Net profit after tax

•	Gross profit

•	Income (including, without limitation, operating income, pre-tax income and income attributable to the Company)

•	Cash flow (including, without limitation, free cash flow and cash flow from operating, investing or financing activities or any combination thereof)

•	Earnings (including, without limitation, earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBTDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales

•	Earnings per share (EPS) (basic or diluted)

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•	Earnings per share from continuing operations

•	Returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total stockholder return (TRS) and total business return (TBR))

•	Margins (including one or more of gross, operating and net income margin)

•	Ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk)

•	Budget comparisons

•	Unit volume

•	Stock price

•	Net working capital

•	Value creation

•	Market share

•	Market capitalization

•	Workforce satisfaction and diversity goals

•	Employee retention

•	Production metrics

•	Development

•	Implementation or completion of key projects

•	Strategic plan development and implementation

•	Research and development milestones and objectives

•	Clinical trial milestones

•	Clinical trial objectives

•	Manufacturing objectives

•	Commercialization objectives

•	Financing or fund-raising objectives

The Committee may specify any reasonable definition of the above criteria at the time it sets the goals for an award. In order to qualify as performance-based under Section 162(m) of the Code, the Committee must establish the performance goals no later than 90 days after the start of each performance period (or no later than after 25% of the performance period has elapsed if the performance period is less than 12 months). In addition, the Committee must certify the achievement of the performance goals prior to payment of any qualifying performance-based compensation. If approved by the stockholders, this proposal would not limit our right to award or pay other forms of equity incentives under the Plan to the Company’s executive officers that are not performance-based, including restricted stock and restricted stock units that vest based upon the continued employment of a participant.

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Transferability

Generally, no award (other than fully vested and unrestricted shares) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Committee may establish procedures to allow a participant to designate a beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to an award in the event of the participant’s death.

Corporate Transactions

In the event of any Change-in-Control Event (as defined in the Plan), reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of common stock or other securities of the Company or any other similar corporate transaction or event involving the Company, the Committee or the Board of Directors, in its sole discretion, can provide for one or more of the following to be effective upon the consummation of the event (or immediately prior to the consummation of the event, provided the consummation of the event subsequently occurs):

•	either (a) terminate any award in exchange for an amount of cash and/or other property equal to the gain that would have been attained upon the exercise of the award or the realization of the rights under the award (in no event less than the Black-Scholes value of the Award) or (b) replace the award with other rights or property of comparable value selected by the Committee or the Board of Directors;

•	that the award be assumed by the successor or survivor corporation or be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation;

•	that the award be exercisable or payable or fully vested with respect to all common stock covered thereby; or

•	that the award cannot vest, be exercised or become payable after a certain date in the future.

Notwithstanding the above, if an award (or a portion thereof) is not assumed or substituted as discussed in the second bullet point above, then the portion of the award that is not assumed or substituted shall become fully vested, exercisable and payable with respect to all covered shares. Furthermore, in the event the Committee or the Board uses its discretion under the first bullet point above to terminate an unexercised option or SAR held by a participant who has not terminated employment or otherwise separated from service with the Company and its affiliates, and if the Black Scholes value of the option or SAR (determined at the time the award is terminated) exceeds the gain that would have been realized upon exercise of the option or SAR, the Company shall pay an additional cash bonus equal to the excess of the Black Scholes value over the gain (if any) that would have been realized upon exercise. In such event where the Black Scholes value exceeds the gain that would have been realized upon exercise of the option or SAR, the excess shall be treated as a short-term deferral for purposes of Section 409A, payable upon the Change-in-Control Event to participants who are then in employment or service with the Company and its affiliates and solely in connection with the termination of the option or SAR as described in the first bullet point above, and not in connection with any exercise of the option or SAR.

Amendment and Termination

No awards may be granted pursuant to the Plan after the ten-year anniversary of the effective date of the plan which, if the shareholders approve the amendment and restatement of the Plan, will the date on which such approval was obtained. Except to the extent stockholder approval or participant consent is required as provided by the Plan, the Board may amend, modify or terminate the plan.

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The Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the Plan, the Committee may not, without the participant’s consent, amend, modify or terminate an outstanding award unless it determines that the action would not adversely alter or impair the terms or conditions of such award. However, the Committee reserves the right to reprice any previously granted “underwater” option or SAR by (i) lowering the exercise price, (ii) canceling the underwater option or SAR and granting a substitute award, or (iii) repurchasing the underwater option or SAR.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the Plan, including state, local or foreign tax consequences.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

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SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock

The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

Code Section 409A of the Internal Revenue Code

The Committee intends to administer and interpret the Plan and all award agreements in a manner designed to satisfy the requirements of Code Section 409A of the Internal Revenue Code and to avoid any adverse tax results thereunder to a holder of an award.

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Clawback or Recoupment

All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Committee.

New Plan Benefits

The awards made to eligible persons under the Plan are subject to the complete discretion of the Committee, compensation programs and policies adopted by the Committee or the Board, the speed and nature of new hires and other factors and, therefore, we cannot currently determine the benefits or number of common stock subject to awards that may be granted in the future to our named executive officers, all executive officers as a group or to all employees as a group under the Plan.

We have generally granted a stock option to purchase 10,000 shares of the Company’s common stock to each non-employee director when such director is initially elected or appointed to the Board and a stock option to purchase 10,000 shares of the Company’s common stock to each non-employee director immediately after each annual meeting of the Company’s stock holders assuming such director continues to serve as a director after such annual meeting. Although we are not obligated to make such grants, we currently expect that we will continue to grant options to our directors.

Historical Awards under the Plan

The following table sets forth information with respect to restricted stock, restricted stock units and stock options granted pursuant to the current version of the 2014 Plan to our named executive officers, the director nominees and the other groups set forth below as of December 31, 2017.

Name and Principal Position	Stock and Options Granted
Mahesh V. Patel, Ph.D. President, Chief Executive Officer and Chairman of the Board, Director Nominee	595,116
Morgan R. Brown, M.B.A. Executive Vice President and Chief Financial Officer	246,768
Gregory Bass Executive Vice President and Chief Commercial Officer	202,500
Logan Morse Vice President Marketing and Sales Operations	84,000
Nachiappan Chidambaram, Ph.D. Vice President Product Development	150,000
John W. Higuchi, M.B.A. Director Nominee	35,000
Stephen A. Hill, M.A., F.R.C.S.. Director Nominee	40,000
Jeffrey A. Fink Director Nominee	37,500
R. Dana Ono, Ph.D. Director Nominee	37,000
All named-executive officers as a group (5 persons)	1,278,384
All non-executive directors as a group (4 persons)	149,500
All nominees for election as a director as a group (5 persons)	744,616
All employees (other than named executive officers) as a group (9 persons)	452,000

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Market Value

The closing stock price of or common stock on The NASDAQ Capital Market on April 13, 2018 was $1.71 per share.

Vote Required

The proposal to approve an amendment and restatement of our Second Amended and Restated 2014 Stock and Incentive Plan to increases the number of shares of common stock of the Company authorized for issuance under all awards under such plan from 2,471,906 to 3,221,906 shares will be approved if a majority of the shares of common stock outstanding as of the Record Date that are present and represented and entitled to vote at the Annual Meeting are voted in favor of the amendment and restatement.

Recommendation

The Board recommends that stockholders vote “FOR” the approval of an amendment and restatement of our Second Amended and Restated 2014 Stock and Incentive Plan to increase the number of shares of common stock of the Company authorized for issuance under all awards granted under such plan from 2,471,906 shares to 3,221,906

Unless marked otherwise, proxies received will be voted “FOR” Proposal No. 5.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2017 relating to all of our equity compensation plans:

Plan Category	(a) Number of shares to be issued upon exercise of outstanding options(1)	(b) Weighted-average exercise price of outstanding options(2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plan approved by stockholders	2,578,447	$5.64	573,108

Equity compensation plans not approved by stockholders	-	-	-

TOTAL	2,578,447	$5.64	573,108

(1)	The balance consists of shares of common stock issuable upon the exercise of outstanding stock options granted under our 2011 Equity Incentive Plan, as amended, and our 2014 Equity and Incentive Plan, as amended. Shares available for issuance under the 2014 Equity and Incentive Plan, may become subject to stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units or other equity awards, with such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and other limitations as determined by the Compensation Committee.

(2)	The weighted-average exercise price does not take into account shares of common stock issuable upon vesting of outstanding restricted stock or restricted stock units, which have no exercise price.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2017, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

Other Business

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent as the Board may recommend.

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Annual Report on Form 10-K

On March 12, 2018, we filed our annual report on Form 10-K for the year ended December 31, 2017. A copy of the annual report on Form 10-K has been made available with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting.

Stockholder Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2018 Annual Meeting of Stockholders (the “2017 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than December 28, 2018, which is 120 calendar days prior to the anniversary date of when our proxy statement was released to stockholders in connection with the Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for shareholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of shareholders, the shareholder must have given timely notice thereof in writing to us not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2019 Annual Meeting of Shareholders, a shareholder’s notice must be delivered or mailed to and received by us between February13, 2019 and March 15, 2019. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the one hundred twentieth 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10 day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

The proxies to be solicited by us through our Board for our 2019 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal no later than March 13 2019, which is 45 calendar days prior to the anniversary date of when our proxy statement was released to stockholders in connection with the Annual Meeting.

Stockholder proposals must be in writing and should be addressed to c/o Lipocine Inc., Attention: Corporate Secretary, 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mahesh V. Patel, Ph.D.

President, Chief Executive Officer and

Chairman of the Board of Directors

April 27, 2018

Salt Lake City, Utah

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Appendix I

THIRD amended and restated LIPOCINE INC.
2014 stock and INCENTIVE PLAN

Section 1.          Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)          “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)          “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

(c)          “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)          “Board” shall mean the Board of Directors of the Company.

(e)          “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)          “Change-in-Control Event” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change-in-Control Event shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change-in-Control Event would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change-in-Control Event shall be deemed to occur;

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(ii)	there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)	there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)	individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change-in-Control Event shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change-in-Control Event (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change-in-Control Event or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(g)          “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(h)          “Company” shall mean Lipocine Inc., a Delaware corporation, and any successor corporation.

(i)           “Director” shall mean a member of the Board.

(j)           “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)          “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(l)           “Entity” means a corporation, partnership, limited liability company or other entity.

(m)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n)          “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

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(o)          “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(p)          “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(q)          “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(r)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(s)          “Own,” “Owned,” “Owner,” “Ownership” a person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(t)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(u)          “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(v)         “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

•	economic value added (EVA);

•	sales or revenue;

•	costs or expenses;

•	net profit after tax;

•	gross profit;

•	income (including without limitation operating income, pre-tax income and income attributable to the Company);

•	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);

•	earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

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•	earnings per share (EPS) (basic or diluted);

•	earnings per share from continuing operations;

•	returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total stockholder return (TSR) and total business return (TBR));

•	margins (including one or more of gross, operating and net income margin);

•	ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);

•	budget comparisons;

•	unit volume;

•	stock price;

•	net working capital;

•	value creation;

•	market share;

•	market capitalization;

•	workforce satisfaction and diversity goals;

•	employee retention;

•	production metrics;

•	development;

•	implementation or completion of key projects;

•	strategic plan development and implementation;

•	research and development milestones and objectives

•	clinical trial milestones

•	clinical trial objectives

•	manufacturing objectives

•	commercialization objectives; or

•	financing or fund raising objectives.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset-write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining stockholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.

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(w)         “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(x)           “Plan” shall mean the Third Amended and Restated Lipocine Inc. 2014 Stock and Incentive Plan, as amended from time to time.

(y)          “Prior Stock Plan” shall mean the Lipocine Inc. 2011 Equity Incentive Plan, as amended from time to time.

(z)           “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(aa)        “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(bb)        “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(cc)       “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(dd)       “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(ee)        “Securities Act” shall mean the Securities Act of 1933, as amended.

(ff)          “Share” or “Shares” shall mean the common stock of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(gg)       “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(hh)        “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(ii)         “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

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Section 3.          Administration

(a)          Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)          Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations under applicable exchange rules. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m). The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c)          Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors, to the extent required by applicable law or independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate

(d)          Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

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Section 4.          Shares Available for Awards

(a)          Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 2,950,000 (the authorized net increase of Shares in connection with the adoption of the Plan amendment plus previously approved Plan Shares), (ii) 18,198 (the remaining Shares available for future awards under the Prior Stock Plan as of April 15, 2018), and (iii) any Shares subject to any outstanding award under the Prior Stock Plan that, after April 15, 2018, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to awards issued under the Plan (or issued under the Prior Stock Plan after April 15, 2018, if any) in accordance with the share counting rules described in Section 4(b) below. On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

(b)          Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock and Restricted Stock Units, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (iii) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Company using Option exercise proceeds.

(c)          Adjustments. In the event that any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)          Award Limitations Under the Plan.

(i)	Section 162(m) Limitation for Performance Awards Denominated in Shares. No Eligible Person may be granted any Performance Awards denominated in Shares, for more than 400,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)	Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any taxable year shall be $2,000,000 in value, whether payable in cash, Shares or other property. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i). The limitation contained in this Section 4(d)(ii) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(iii)	Limit on Awards to Non-Employee Directors. Directors who are not also employees of the Company or an Affiliate may not be granted Awards in in any calendar year of more than 30,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan.

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Section 5.          Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.          Awards

(a)          Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)	Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

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(iv)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D)	The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)          Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)          Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

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(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)	Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)          Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m) and shall otherwise comply with the requirements of Section 162(m), as described below.

(i)	Timing of Designations; Duration of Performance Periods. For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award but may permit discretion to reduce such amount.

(ii)	Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

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(e)          Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)          General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. If the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

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(v)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)	Option and Stock Appreciation Right Repricing. The Committee may effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) repurchasing the underwater Option or Stock Appreciation Right. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise..

Section 7.          Amendment and Termination; Corrections

(a)          Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

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(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause Section 162(m) to become unavailable with respect to the Plan;

(iv)	permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(v)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b)          Corporate Transactions. In the event of any Change in Control Event, reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), any such event defined herein as a “Corporate Transaction”, the Committee or the Board may, in its sole discretion, provide for one or more of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the gain that would have been attained upon the exercise of the Award or realization of the Participant’s rights or (B) the replacement of the Award with other rights or property of comparable value selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

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Notwithstanding the foregoing, with respect to any Award, or any portion thereof, that is neither assumed by the successor or survivor corporation nor substituted as provided in (b)(ii) above, then the portion of the Award that is not assumed or substituted shall become fully vested, exercisable and payable with respect to all shares covered thereby. Furthermore, in the event the Committee or the Board uses its discretion under Section 7(b)(i)(A) above to terminate an unexercised Option or Stock Appreciation Right held by a Participant who has not terminated employment or otherwise separated from service with the Company and its Affiliates, and if the Black Scholes value of the Option or Stock Appreciation Right (determined at the time the Award is terminated) exceeds the gain that would have been realized upon exercise of the Option or Stock Appreciation Right, the Company shall pay an additional cash bonus equal to the excess of the Black Scholes value over the gain (if any) that would have been realized upon exercise. In such event where the Black Scholes value exceeds the gain that would have been realized upon exercise of the Option or Stock Appreciation Right, the excess shall be treated as a short-term deferral for purposes of Section 409A, payable upon the Corporate Transaction to Participants who are then in employment or service with the Company and its Affiliates and solely in connection with the termination of the Option or Stock Appreciation Right as described in Section 7(b)(i)(A) above, and not in connection with any exercise of the Option or Stock Appreciation Right.

(c)          Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.          Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.          General Provisions

(a)          No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)          Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)          Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)          No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

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(e)          No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)          No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)          Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)          Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)          No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)          Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)          No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)          Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.         Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

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Section 11.         Effective Date of the Plan

The Plan was adopted by the Board on April 16, 2018. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on June 13, 2018, and the Plan shall be effective as of the date of such stockholder approval (the “Effective Date”). On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12.         Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on April 15, 2024 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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Appendix II

LIPOCINE INC. 675 ARAPEEN DRIVE, SUITE 202 SALT LAKE CITY, UTAH 84108 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Lipocine Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 0 0 0 01 Mahesh V. Patel 02 Stephen A. Hill 03 Jeffrey A. Fink 04 John W. Higuchi 05 Richard Dana Ono 2. Proposal to ratify the selection of KPMG LLP as Lipocine Inc.'s independent registered public accounting firm. 3. Proposal to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company's named executive directors. 4. Proposal to vote, on an advisory basis, on the frequency of the advisory vote to approve compensation of the Company's named executive officer. For Against Abstain 0 0 0 0 0 0 1 year 2 years 3 years Abstain 0 0 0 0 5. Proposal to approve an amendment and restatement of our Second Amended as Restated 2014 Stock and Incentive Plan to increase authorized shares of common stock of the Company issuable under all awards granted under such plan. NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 5 and One Year on Item 4. If any other matters properly come before the meeting or if cumulative voting is required, the person named in this proxy will vote in their discretion. For Against Abstain 0 0 0 For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com LIPOCINE INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 13, 2018 The stockholder(s) hereby appoint(s) Mahesh V. Patel and Morgan R. Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LIPOCINE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM, Mountain Daylight Time on June 13, 2018, at the Lipocine's Offices located at 675 Arapeen Drive, Suite 202, Salt Lake City, Utah 84108, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side